POWER OF ATTORNEY
for Executing Forms 3, 4 and 5 and
Schedules 13G and 13D

KNOW ALL PERSONS BY THESE PRESENTS,
that the undersigned hereby
constitutes and appoints each of
David Knight, William Keisler,
Kevin Burns, Todd Ferguson, Kim
Fowler, Molly Deere, and Jason
Nadeau the undersigned's true and
lawful attorneys-in-fact to:

(1) execute, for and on behalf of
the undersigned, any one or more
Forms 3, 4, and 5 in accordance with
Section 16(a) of the Securities and
Exchange Act of 1934, as amended
(the "34 Act"), and the rules
thereunder; and Schedules 13G and 13D,
and amendments thereto, in accordance
with Section 13 of the 34 Act and
the rules thereunder;

(2) do and perform any and all acts,
for and on behalf of the undersigned,
that may be necessary or desirable to
complete the execution of any such
Form 3, 4 or 5 or Schedules 13G
and 13D, and any amendments thereto,
and the timely filing of such forms
and schedules with the United States
Securities and Exchange Commission
and any other authority; and

(3) take any other action of any type
whatsoever in connection with the
foregoing that, in the opinion of any
such attorney-in-fact, may be
of benefit to, in the best interest of,
or legally required by, the
undersigned, it being understood that
the documents executed by such
attorney-in-fact on behalf of the
undersigned, pursuant to this Power
of Attorney shall be in such form and
shall contain such terms and
conditions as such attorney-in-fact
may approve.

The undersigned hereby grants to each
of the foregoing attorneys-in-fact,
individually, full power and authority
to do and perform every act and thing
whatsoever requisite, necessary, and
proper to be done in the exercise of
any of the rights and powers herein
granted, as fully to all intents and
purposes as the undersigned might or
could do if personally present, with
full power of substitution or
revocation, hereby ratifying and
confirming all that such
attorneys-in-fact, or their
substitutes, shall lawfully do or
cause to be done by virtue of this
Power of Attorney and the rights and
powers herein granted.

IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to
be executed as of this 2nd day of
January, 2019.


Miles A. Stephens WAS Grantor Trust

By: /s/ Miles A. Stephens
Miles A. Stephens, Trustee